SCHEDULE 14C INFORMATION

               Information Statement Pursuant to Section 14(c) of
                      the Securities Exchange Act of 1934



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                            SEVEN J STOCK FARM, INC.
                            ------------------------
                  (Name of Registrant as specified in charter)

                                 John R. Parten
                                ----------------
                                   President
                                ----------------
              (Name of Person(s) filing the Information Statement)

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                            SEVEN J STOCK FARM, INC.
                             1453 ESPERSON BUILDING
                                   808 TRAVIS
                           HOUSTON, TEXAS  77002-5701
                           --------------------------

                             INFORMATION STATEMENT

                       For Annual Meeting of Stockholders

                                 March 12, 1996
                          ---------------------------

                       WE ARE NOT ASKING YOU FOR A PROXY
                  AND YOU ARE REQUESTED NOT TO SEND US A PROXY
                       ---------------------------------


     The accompanying information statement relates to the Annual Meeting of Stockholders to be held at the principal office of the Company, 808 Travis Street, Suite 1453, Houston, Texas, at 2:00 p.m. on Tuesday, March 12, 1996:



                               VOTING SECURITIES
                               -----------------

     The Company, at the close of business on January 31, 1996, the most recent practicable date that such information is available, had outstanding 1,451,000 shares of Common Stock of the par value of $1 each (the "Common Stock"). Each share of Common Stock outstanding on January 31, 1996, the record date for determination of stockholders entitled to vote at the meeting, is entitled to one vote.

     The following table contains information concerning the persons known by the Company to be the beneficial owners of more than five percent of Common Stock of the Company at the close of business on January 31, 1996.



                                            AMOUNT AND NATURE    PERCENT OF
  TITLE OF        NAME AND ADDRESS OF         OF BENEFICIAL        COMMON
    CLASS           BENEFICIAL OWNER          OWNERSHIP (1)        STOCK
------------    -----------------------     -----------------    -----------

Common Stock    John R. Parten                  577,881 (3)         39.83%
par value $1    Six Greenspoint Plaza
                Suite 1260
                12450 Greenspoint Drive
                Houston, TX 77060-1916

Common Stock    Estate of J. R. Parten          457,180             31.51%
par value $1    808 Travis Street
                Suite 1453
                Houston, TX 77002-5701

Common Stock    How & Co.                       342,821 (2)         23.63%
par value $1    c/o Northern Trust
                 Company
                P.O. Box 92303
                Chicago, IL 69675

Common Stock    Charles L. Kuehn, Jr.           132,358              9.12%
par value $1    Ten Town Plaza #218
                12906 County Road #250
                Durango, CO 81301

Common Stock    R. F. Pratka                    457,311 (3)         31.52%
par value $1    808 Travis Street
                Suite 1453
                Houston, TX 77002-5701

---------------------------------------

(1) Based on information furnished by the respective stockholders.

(2) An aggregate of 342,821 shares held by the Patricia P. Anderson Trust, and the Cynthia P. Kuehn Trust (collectively, the "Trusts"), is held by How & Co. and is deemed to be the beneficial owner with the power to vote the shares owned by such Trusts.

(3) Includes an aggregate of 457,180 shares held by the Estate of J. R. Parten. John R. Parten and R. F. Pratka are named as Independent Co-Executors and Co-Trustees for the Estate of J. R. Parten, and are deemed to be the beneficial owners of such shares because they share the power to vote the shares owned by such Estate.



     The following table contains information as to the Common Stock of the Company beneficially owned as of January 31, 1996, by all directors, nominees and executive officers as a group:
                                                                    PERCENT
                                            AMOUNT AND NATURE          OF
                           TITLE OF      OF BENEFICIAL OWNERSHIP     COMMON
       NAME                 CLASS       AS OF JANUARY 31, 1996(1)    STOCK
---------------------   -------------   -------------------------   --------
W. A. Anderson, Jr.     Common Stock                    0               -
                        par value $1

John R. Parten          Common Stock              577,881 (2)         39.83%
                        par value $1

R. F. Pratka            Common Stock              457,311 (2)         31.52%
                        par value $1

Charles L. Kuehn, Jr.   Common Stock              132,358              9.12%
                        par value $1

All Directors           Common Stock              710,370             48.96%
Nominees and Executive  par value $1
Officers as a Group
(Four in number)

---------------------------------------

(1) Based on information furnished by the respective directors and officers. Information is also furnished with respect to beneficial ownership of shares of Common Stock of the Company by certain trusts and charitable foundations, but such directors disclaim beneficial interest in any shares of Common Stock of the Company held by trusts and charitable foundations.

(2) Included are 457,180 shares of the Common Stock of the Company held by the Estate of J. R. Parten. John R. Parten and R. F. Pratka are named as Independent Co-Executors and Co-Trustees of the Estate of J. R. Parten and are deemed to be the beneficial owners of such shares because they share the power to vote the shares held by such Estate.



                       NOMINEES FOR ELECTION AS DIRECTORS


     Each of the individuals named below will serve, subject to the provisions of the By-Laws, until the next Annual Meeting of Stockholders and until their successors are duly elected and qualified. The four nominees are currently serving as directors of the Company and were elected as such by the stockholders of the Company at the Annual Meeting of Stockholders on March 14, 1995. If any nominee does not remain a candidate at the time of the forthcoming meeting (a situation which the Board of Directors does not now anticipate), the Board of Directors shall designate and replace any such nominee.


       NAME            AGE    PAST 5 YEARS(1); DIRECTORSHIP           DIRECTOR
---------------------  ----  ---------------------------------------  --------
W. A. Anderson, Jr.     56   Director of the Company; Limited           1981
                             Partner, Weller, Anderson Cheneviere
                             & Co., Ltd. (1); Director, Farmers
                             Oil Company (2)

John R. Parten          47   Director and President of the Company      1973
                             (1992-Present); President, Director,
                             Parten Oil Co. (1); President, Parten
                             Operating Inc.; Director, Greenbriar
                             Cattle Co.; Director, Madison Pipe
                             Line Company; Director, Farmers Oil
                             Company; Director, Rainbow Pipe Line
                             Company; Director, The Parten
                             Foundation (3)

R. F. Pratka            73   Director, Vice President, and              1964
                             Treasurer of the Company; Vice
                             President and Treasurer, Parten Oil
                             Co. (1); Director, Farmers Oil Company;
                             Director, Madison Pipe Line Company;
                             Director, The Parten Foundation;
                             Director, Parten Oil Co.; Director,
                             Greenbriar Cattle Co. (1)

Charles L. Kuehn, Jr.   37   Director of the Company; President,        1993
                             Thoroughgood Operating Company (4)

---------------------------------------



(1) The principal occupation listed for each director has been the principal occupation for each director for the past five years unless otherwise noted.

(2) W. A. Anderson, Jr. is the brother-in-law of John R. Parten and stepfather of Charles L. Kuehn, Jr., and has no beneficial interest in the shares held by the Patricia P. Anderson Trust.

(3) John R. Parten is the brother-in-law of W. A. Anderson, Jr., and uncle of Charles L. Kuehn, Jr.

(4) Charles L. Kuehn, Jr. is the stepson of W. A. Anderson, Jr., and nephew of John R. Parten.


                          BOARD AND COMMITTEE MEETINGS

     The Board of Directors of the Company held one meeting during the fiscal year ended October 31, 1995. The meeting was attended by all directors. The Company does not have standing committees performing similar functions.


              REMUNERATION AND OTHER TRANSACTIONS WITH MANAGEMENT

REMUNERATION OF OFFICERS AND DIRECTORS

     Set forth below is the total remuneration paid by the Company and its subsidiaries during the fiscal year ending October 31, 1995, to each director and officer:

                                          CASH AND CASH-EQUIVALENT
                                            FORMS OF REMUNERATION
                               -----------------------------------------------
   NUMBER OF     CAPACITIES                       INSURANCE,
    PERSONS       IN WHICH        SALARIES,      SAVINGS PLANS     CONTINGENT
   IN GROUP        SERVED      DIRECTORS' FEES   PERS. BENEFITS   REMUNERATION
--------------   -----------   ---------------   --------------   ------------
John R. Parten   Legal           $    24,000          None            None
                  Counsel

R. F. Pratka     Treasurer             1,200          None            None

All Directors,
Executive
Officers, and
Officers as a
Group (two in
number)                          $    25,200



OTHER TRANSACTIONS WITH MANAGEMENT

     Effective August 1, 1993, a ranch lease between the Company and the Estate of J. R. Parten was modified. The lease currently covers 6,972 acres (6,260 net acres). The Company receives annual rental of $16 per net acre. The lease terminates October 31, 1998, and includes an option to renew for an additional five-year term subject to possible escalation. Rental income received by the Company during fiscal year ended October 31, 1995, amounted to $100,000.

     Additional related party transactions for the fiscal year ended October 31, 1995, are as follows:

     1. Gathering income of $176,000 received by the Company, which is production from gas wells owned by the Estate of J. R. Parten.

     2. Gas royalties of $27,000 received by the Company from a company owned by the Estate of J. R. Parten.

     3. Payment in the amount of $35,000 by the Company for salaries, payroll taxes, and other expenses of two employees of a company owned by the Estate of J. R. Parten.

     4. Payment in the amount of $59,000 by the Company for allocated office salaries, payroll taxes, office rent, and other office expenses to the Estate of J. R. Parten.

     5. Proceeds in the amount of $4,000 from ranch labor income received by the Company from a company owned by the Estate of J. R. Parten.

     6. Rental income in the approximate amount of $3,000 received from a company owned by John R. Parten.

     7. Rental income in the amount of $9,000 received by the Company from a company owned by the Estate of J. R. Parten.

     8. Capital expenditures in the amount of $39,000 for equipment and labor charges for the construction of the pecan grove irrigation system, paid to a company owned by John R. Parten.


               COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of the Company's Common Stock, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than ten percent shareholders are required by the regulation to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on its review of the copies of such forms received by it, or on written representations from certain reporting persons, the Company believes that none of its officers, directors or ten percent shareholders failed to timely file a Form 3.


            APPROVAL OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

     Subject to approval by stockholders at the Annual Meeting, the Board of Directors has selected the independent certified public accounting firm of Mattison and Riquelmy to audit the Company's financial statement for the 1996 fiscal year. It is expected that representatives of Mattison and Riquelmy will be present at the Stockholders meeting, will have the opportunity to make a statement if they so desire, and will be available to respond to appropriate questions.

     The Company's consolidated financial statements for the year ending October 31, 1995, were examined by Mattison and Riquelmy. In connection with the audit function, Mattison and Riquelmy also reviewed the Company's Annual Report to stockholders and its filing with the Securities and Exchange Commission.

     The Board of Directors has approved each professional service provided by Mattison and Riquelmy during the previous year. It has also adopted procedures whereby it approves, in advance, the types of professional services for which the Company may retain Mattison and Riquelmy and reviews each service provided by Mattison and Riquelmy to ensure that the services provided were within the scope of prior approval.

     As part of the approval process, the Board of Directors considers whether the performance of each professional service impairs the independence of Mattison and Riquelmy as auditors of the Company.


                                 OTHER MATTERS

     It is not intended that any matters other than the election of directors and approval of the selection of independent public accountants will be brought before the meeting. The Board of Directors is not aware of any matters proposed to be presented at the meeting by any other person.

     A copy of the Annual Report outlining the Company's operations during the fiscal year ending October 31, 1995, is enclosed.


                               For the Board of Directors



                               John R. Parten
                                President


Houston, Texas
February 16, 1996